                                [GRAPHIC OMITTED]
-------------------------------------------------------------------------------
                                    COLONIAL
                                 NEWPORT TIGER
                                    CUB FUND
-------------------------------------------------------------------------------

                                SEMIANNUAL REPORT
                                FEBRUARY 28, 1997

  NOT FDIC-
  INSURED

  MAY LOSE VALUE
  NO BANK GUARANTEE

                   COLONIAL NEWPORT TIGER CUB FUND HIGHLIGHTS
                      SEPTEMBER 1, 1996 - FEBRUARY 28, 1997

INVESTMENT OBJECTIVE: Colonial Newport Tiger Cub Fund seeks capital appreciation by investing primarily in equity securities of small companies (i.e., companies with equity market capitalizations of U.S. $1 billion or less) located in the nine Tigers of Asia: Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines.

THE FUND IS DESIGNED TO OFFER:
 |X| Access to entrepreneurial company stocks in fast-growing economies |X| Aggressive long-term growth potential
 |X|  Experienced investment management

PORTFOLIO MANAGER COMMENTARY: "The Fund's focus on small Asian companies with products and services targeted to the high growth regional market should provide shareholders with attractive capital appreciation opportunities."
                                                              -- Robert Cameron

                   COLONIAL NEWPORT TIGER CUB FUND PERFORMANCE

                                                    CLASS A      CLASS B      CLASS D
Inception Date                                       6/3/96       6/3/96      6/3/96

---------------------------------------------------------------------------------------

Six-month total returns, assuming                    3.86%        3.55%        3.66%
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)
---------------------------------------------------------------------------------------

Six-month total returns assuming maximum            (2.11)%      (1.45)%       1.62%
offering price (MOP) and CDSC*
---------------------------------------------------------------------------------------

Net asset value per share on 2/28/97                $ 9.68        $9.63        $9.64
---------------------------------------------------------------------------------------

*Maximum offering price (MOP) returns include the maximum sales charge of 5.75% for Class A and 1% for Class D shares. The contingent deferred sales charge
 (CDSC) returns reflect the maximum charge of 5% and 1%, respectively, for Class
 B and Class D shares. Past performance cannot predict future results. Returns and value of an investment will fluctuate, resulting in a gain or loss on sale.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP FIVE COUNTRIES**                    TOP FIVE HOLDINGS**
--------------------------------------------------------------------------------

1. Hong Kong ................ 52.0%     1. Elec & Eltek International .... 5.0%
2. Singapore ................ 26.3%     2. Hutchinson Whampoa Ltd. .. .... 4.1%
3. Indonesia ................  8.0%     3. Varitronix International Ltd. . 3.7%
4. Philippines ..............  5.6%     4. Singapore Finance Ltd. ........ 3.7%
5. Malaysia .................  4.6%     5. Cheung Kong Holding ........... 3.7%
--------------------------------------------------------------------------------
**Country and holdings breakdowns are calculated as a percent of total investments. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

                                                   [PHOTO OF HAROLD W. COGGER]

I am pleased to present your Fund's semiannual report for the six months ended February 28, 1997. This report reflects on the investment environment of the past six months and on the performance of your Fund.

While economic growth in the Asian region as a whole moderated during 1996, China, Hong Kong and Taiwan experienced an increase in growth throughout the year. In particular, Hong Kong benefited from increased investor enthusiasm. More recently, firmer demand has been evident in Singapore and Malaysia.

Our expectations for 1997 are relatively bright and include an economic surge in the Hong Kong market as control changes hands from the British to the Chinese at the end of June. We anticipate continued capital flows into the Tiger countries as a result of their relatively large sustainable growth rates, which should translate into strong stock market performance.

The following report will provide you with specific information on your Fund's performance as well as an in-depth discussion with your portfolio manager, Robert Cameron. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,

/s/ Harold W. Cogger
    Harold W. Cogger

President

April 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

[PHOTO OF ROBERT CAMERON]

ROBERT CAMERON is portfolio manager of Colonial Newport Tiger Cub Fund and is senior vice president of Newport Fund Management, Inc.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PAST SIX MONTHS?

A. We maintained our long-term investment approach and focused on the best quality, high growth smaller capitalization stocks in East Asia. We looked for well-managed companies with a unique market niche, consistent and sustainable earnings growth, low debt levels and strong cash flows. In particular, the Fund's assets were invested in companies with products and services targeted to the high growth Asian region rather than to the slower growth export market. We invest in companies with good basic businesses whose stock prices are supported by core earnings. The portfolio's regional approach, with assets diversified among the nine Tiger nations, also provides a hedge against any individual weak market in the region.

Q. WHAT ARE SOME OF THE STOCKS HELD BY THE FUND?

A. The Fund owns a number of consumer stocks that are positioned to benefit from rising disposable incomes and standards of living in many Asian nations. One such investment is Hong Kong-based Guangnan Holdings, an importer and exporter of gourmet foods within Asia, and operator of close to 100 supermarkets. Another holding is Elec & Eltek International, a Singapore-based company that manufactures high-end printed circuit boards for Hewlett Packard, Motorola and other major players in the electronics market.

Q. HONG KONG HAS REPRESENTED A LARGE PORTION OF THE FUND'S PORTFOLIO IN THE PAST. DOES IT STILL, AND HOW HAS HONG KONG'S RETURN TO CHINESE SOVEREIGNTY IN JUNE AFFECTED YOUR STRATEGY?

A. Yes, the Fund's investment in Hong Kong stocks represented 52% of assets at the end of the period and was the major contributor to performance. Increased investor enthusiasm for this market resulted, in part, from a growing acceptance that Hong Kong's return to Chinese sovereignty on June 30, 1997, will stimulate the local economy. This economic stimulus is expected to result in significant increases in both infrastructure and direct investment spending.

Q. HOW DID THE VARIOUS "TIGER" MARKETS PERFORM DURING THE PERIOD?

A. The Hong Kong market was very strong, returning 20% over the period. However, because much of the Hong Kong market was dominated by large capitalization stocks rather than by the smaller capitalization stocks that represent the bulk of the portfolio, the Fund's participation in these returns was limited. The portfolio's next largest country exposure, Singapore, returned 3.25% over the period as the markets rose to record levels and investors were attracted by the nation's well-managed economy. The Thai market was a disappointment, losing 34% of its value as a result of declining exports, political difficulties and problems in the financial services sector. We reduced the Fund's investment in Thailand from 8% of assets to 3% at the end of the period.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. We believe that the investment environment in the region should be generally favorable despite the Federal Reserve Board's recent tightening of interest rates. Exchange rates have held fairly stable and some interest rate spreads have even narrowed. Further Fed tightening should not upset Asian financial markets although more dramatic tightening could have a more significant impact. Stock valuations continue to be reasonable, growth prospects are good and we do not see any significant political or economic risks on the horizon. Hong Kong's return to Chinese sovereignty is expected to go smoothly. Jiang Zemin, the president of China, the region's superpower, is firmly in control, and there are no major elections coming up in the region. These conditions bode well for investor confidence. In addition, many of the smaller stocks that represent the Fund's investment focus are starting to pick up and we are hopeful that the market will broaden, with a greater number of stocks contributing to performance. We do not anticipate any changes to our investment strategy of buying well-managed quality companies that seek to provide sustainable earnings over the long term.

                                   INVESTMENT PORTFOLIO
                       FEBRUARY 28, 1997 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 92.7%                             COUNTRY    SHARES          VALUE
------------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING - 0.5%
 AGRICULTURE-LIVESTOCK
 Pt Anwar Sierad (Foreign)                          In          107         $     83
                                                                            --------

------------------------------------------------------------------------------------
CONSTRUCTION - 4.4%
 BUILDING CONSTRUCTION - 2.3%
 C & P Homes, Inc.                                  Ph          765              392
                                                                            --------

 HEAVY CONSTRUCTION-NON BUILDING CONSTRUCTION - 2.1%
 Road Builder (M) Holdings Bhd                      Ma           62              362
                                                                            --------

------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 39.8%
 DEPOSITORY INSTITUTIONS - 12.7%
 Dah Sing Financial                                 HK          110              460
 HSBC Holdings PLC                                  HK           20              478
 JCG Holdings Ltd.                                  HK          476              396
 PT Lippo Bank                                      In          330              386
 Keppel Bank                                        Si          150              453
                                                                            --------
                                                                               2,173
                                                                            --------

 HOLDING & OTHER INVESTMENT COMPANIES - 3.8%
 Hutchison Whampoa Ltd.                             HK           85              648
                                                                            --------

 INSURANCE CARRIERS - 1.8%
 Thai Reinsurance Co., Ltd.                         Th          100              305
                                                                            --------

 NONDEPOSITORY CREDIT INSTITUTIONS - 7.6%
 Manhattan Card Co., Ltd.                           HK          470              182
 Singapore Finance Ltd.                             Si          355              588
 ST Capital Ltd.                                    Si          329              526
                                                                            --------
                                                                               1,296
                                                                            --------

 REAL ESTATE - 13.9%
 China Overseas Land & Investment                   HK          900              526
 Cheung Kong Holdings Ltd.                          HK           61              583
 City Developments Ltd.                             Si           54              534
 Hon Kwok Land Investment Ltd.                      HK        1,085              396
 Sun Hung Kai Properties Ltd.                       HK           29              335
                                                                            --------
                                                                               2,374
                                                                            --------

 ............................................................................................
MANUFACTURING - 30.6%
 CHEMICALS & ALLIED PRODUCTS - 1.4%
 PT Darya Varia Laboratoria (a)                     In          150              236
                                                                            --------

 ELECTRONIC & ELECTRICAL EQUIPMENT - 13.5%
 Clipsal Industries Ltd.                            Si          137        $     562
 Elec & Eltek International Company Ltd.            Si          160              790
 Nylex Malaysia Bhd                                 Ma          150              363
 Varitronix International Ltd.                      HK          357              590
                                                                            --------
                                                                               2,305
                                                                            --------

 FABRICATED METAL - 1.5%
 Sinocan Holdings Ltd.                              HK          744              267
                                                                            --------

 FOOD & KINDRED PROUDCTS - 4.7%
 Guangnan Holdings                                  HK          216              304
 La Tondena Distillers Inc.                         Ph          179              499
                                                                            --------
                                                                                 803
                                                                            --------

 FURNITURE & FIXTURES - 0.7%
 Courts Ltd.                                        Si           90              119
                                                                            --------

 MEASURING & ANALYZING INSTRUMENTS - 4.0%
 China Hong Kong Photo Products                     HK        1,898              686
                                                                            --------

 RUBBER & PLASTIC - 4.8%
 PT Dynaplast                                       In          725              575
 Srithai Superware Public Co., Ltd.
 (Foreign)                                          Th           53              250
                                                                            --------
                                                                                 825
                                                                            --------

 ....................................................................................
RETAIL TRADE - 8.2%
 APPAREL & ACCESSORY STORES - 5.6%
 Dickson Concepts International Ltd.                HK          123              450
 Four Seas Mercantile                               HK          308              178
 Glorios Sun Enterprises (a)                        HK          700              337
                                                                            --------
                                                                                 965
                                                                            --------

 MISCELLANEOUS RETAIL - 2.6%
 Singapore Technologies Automotive Ltd.             Si          190              440
                                                                            --------

 ....................................................................................
SERVICES - 1.0%
 MISCELLANEOUS REPAIR SERVICES
 Keppel Corp. (a)                                   Si           24              174
                                                                            --------

 ....................................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
 GAS & SANITARY SERVICES - 3.1%
 COMMUNICATIONS - 2.0%
 Hong Kong Telecommunications Ltd.                  HK          197              339
                                                                            --------
GAS SERVICES - 1.1%
 Hong Kong and China Gas Co., Ltd.                  HK           97         $    184
                                                                            --------

 ....................................................................................
WHOLESALE TRADE - 5.1%
DURABLE GOODS
 Johnson Electric Holdings Ltd.                     HK          142              392
 Li & Fung Ltd.                                     HK          594              483
                                                                            --------
                                                                                 875
                                                                            --------

TOTAL COMMON STOCKS (cost of $14,735)                                         15,851
                                                                            --------

WARRANTS (a) - 0.2%
-------------------------------------------------------------------------------------
MANUFACTURING - 0.2%
 FOOD & KINDRED PRODUCTS
 Guangnan Holdings
 Expires 08/31/98                                   HK           59               39
                                                                            --------

TOTAL WARRANTS (cost of $3)                                                       39
                                                                            --------

TOTAL INVESTMENTS (cost of $14,738) (b)                                       15,890
                                                                            ========

SHORT-TERM OBLIGATIONS - 6.9%                                   PAR
-------------------------------------------------------------------------------------
 Repurchase agreement with Bankers Trust
 Securities Corp. dated 02/28/97 due 03/03/97 at
 5.350%, collateralized by U.S. Treasury notes
 with various maturities to 2019, market
 value $1,204 (repurchase proceeds $1,179)                  $ 1,178            1,178
                                                                            --------

FORWARD CURRENCY CONTRACTS (c) - 0.0%                                             (2)
-------------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 0.2%                                            41
------------------------------------------------------------------------------------

NET ASSETS - 100%                                                           $ 17,107
                                                                            ========

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------------
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.
(c) As of February 28, 1997, the Fund had entered into the following forward currency exchange contracts:
                                                                    Net Unrealized
Contracts               In Exchange       Settlement                 Depreciation
to Receive                  For              Date                        (US $)
----------              ------------      ----------                ---------------
SD 205                  US $ 145           03/05/97                      $ (2)


Summary of
Securities
by Country                   Country                    Value              % of Total
-------------------------------------------------------------------------------------
Hong Kong                       HK                      $ 8,255                52.0
Singapore                       Si                        4,185                26.3
Indonesia                       In                        1,279                 8.0
Philippines                     Ph                          891                 5.6
Malaysia                        Ma                          725                 4.6
Thailand                        Th                          555                 3.5
                                                        -------               -----
                                                        $15,890               100.0
                                                        =======              ======

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See notes to financial statements.


                        STATEMENT OF ASSETS & LIABILITIES

                         FEBRUARY 28, 1997 (UNAUDITED)

  (in thousands except for per share amounts and footnotes)
  ASSETS
  Investments at value (cost $14,738)                               $ 15,890
  Short-term obligations                                               1,178
                                                                    --------
                                                                      17,068

  Cash including foreign currencies (cost $444)         444
  Receivable for:
   Investments sold                                     372
   Fund shares sold                                     154
   Expense reimbursement due from
     Adviser/Administrator                              112
  Deferred organization expenses                          1            1,083
                                                      -----          -------
   Total Assets
                                                                      18,151

  LIABILITIES
  Unrealized depreciation on forward
   currency contracts                                     2
  Payable for:
   Investments bought                                   983
   Fund shares repurchased                               13
  Accrued:
   Management fee                                        16
   Other                                                 30
                                                        -----
     Total Liabilities                                                 1,044
                                                                    --------
  NET ASSETS                                                        $ 17,107
                                                                    ========
  Net asset value & redemption price per share -
  Class A ($7,977/824)                                                 $9.68
                                                                    ========
  Maximum offering price per share - Class A
  ($9.68/0.9425)                                                      $10.27(a)
                                                                    ========
  Net asset value & offering price per share -
  Class B ($6,427/667)                                                 $9.63(b)
                                                                    ========
  Net asset value & redemption price per share -
  Class D ($1,412/146)                                                 $9.64(b)
                                                                    ========
  Maximum offering price per share - Class D
  ($9.64/0.9900)                                                       $9.74
                                                                    ========
  Net asset value, offering & redemption price
  per share - Class Z ($1,291/133)                                     $9.70
                                                                    ========
  (a) On sales of $50,000 or more the offering price is reduced.
  (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
  See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends                                                                $   92
Interest                                                                     22
                                                                         ------
   Total Investment Income (net of nonrebatable
   foreign taxes withheld at source which
   amounted to $2)                                                          114

 EXPENSES
 Management fee                                   $ 74
 Administration fee                                 16
 Service fee - Class A, Class B, Class D            14
 Distribution fee - Class B                         18
 Distribution fee - Class D                          4
 Transfer agent fee                                 18
 Bookkeeping fee                                    14
 Trustees fee                                        4
 Audit fee                                          16
 Legal fee                                           6
 Custodian fee                                      24
 Registration fee                                   15
 Reports to shareholders                             4
 Other                                              24
                                                 -----
                                                   251
Fees and expenses waived or borne
  by the Adviser/Administrator                    (86)                      165
                                                 -----                   ------
   Net Investment Loss                                                      (51)
                                                                         ------
NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                     (838)
  Foreign currency transactions                    (42)
                                                 ------
  Net Realized Loss                                                        (880)
Net unrealized appreciation (depreciation)
 during the period on:
  Investments                                    1,469
  Foreign currency transactions                     (2)
                                                 ------
      Net Unrealized Gain                                                 1,467
                                                                         ------
      Net Gain                                                              587
                                                                         ------
Net Increase in Net Assets from Operations                               $  536
                                                                         ======

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                               (Unaudited)
                                                Six months           Period
                                                  ended               ended
(in thousands)                                 February 28           August 31
                                               -----------           ----------
INCREASE (DECREASE) IN NET ASSETS                  1997              1996 (a)
Operations:
Net investment income (loss)                   $    (51)              $    5
Net realized loss                                  (880)                 (62)
Net unrealized appreciation (depreciation)        1,467                 (317)
                                                -------               ------
 Net Increase (Decrease) from Operations            536                 (374)
                                                -------               ------
Fund Share Transactions
Receipts for shares sold - Class A                4,885                4,138
Cost of shares repurchased - Class A               (693)                (462)
                                                -------               ------
                                                  4,192                3,676
                                                -------               ------
Receipts for shares sold - Class B                4,461                2,816
Cost of shares repurchased - Class B               (884)                 (49)
                                                -------               ------
                                                  3,577                2,767
                                                -------               ------
Receipts for shares sold - Class D                  812                  889
Cost of shares repurchased - Class D               (186)                (108)
                                                -------               ------
                                                    626                  781
                                                -------               ------
Receipts for shares sold - Class Z                   76                1,250
                                                -------               ------
 Net Increase from Fund Share Transactions        8,471                8,474
                                                -------               ------
   Total Increase                                 9,007                8,100
NET ASSETS
Beginning of period                               8,100                  -
End of period (including accumulated net
 investment loss of $110 and $17,
 respectively)                                  $17,107               $8,100
                                                =======               ======

NUMBER OF FUND SHARES
Sold - Class A                                      516                  429
Repurchased - Class A                               (72)                 (49)
                                                -------               -------
                                                    444                  380
                                                -------               -------
Sold - Class B                                      477                  290
Repurchased - Class B                               (95)                  (5)
                                                -------               ------
                                                    382                  285
                                                -------               ------
Sold - Class D                                       87                   90
Repurchased - Class D                               (20)                 (11)
                                                -------                ------
                                                     67                   79
                                                -------                ------
Sold - Class Z                                        8                  125
                                                -------               ------

(a) The Fund commenced investment operations on June 3, 1996.

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                         FEBRUARY 28, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial Newport Tiger Cub Fund (the Fund), a series of Colonial Trust II, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at February 28, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of small companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines). The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class D, and Class Z. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions which cannot be valued as set forth above, and are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class D service fee and Class B and Class D distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class D net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class D shares and the distribution fee applicable to Class B and Class D shares only.

Class A, Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class D shares and the distribution fee applicable to Class B and Class D shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $1,000 of expenses in connection with its organization. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Notes to Financial Statements/February 28, 1997

Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Newport Fund Management (the Adviser) is the investment Adviser of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average net assets.

ADMINISTRATION FEE: Colonial Management Associates, Inc. (the Administrator) provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Administrator, is the Fund's principal underwriter. For the six months ended February 28, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $18,321 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $2,561 and $598 on Class B and Class D share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class D net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class D shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 2.00% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended February 28, 1997, purchases and sales of investments, other than short-term obligations, were $11,856,980 and $3,733,085 respectively.

Unrealized appreciation (depreciation) at February 28, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

       Gross unrealized appreciation                     $1,768,396
       Gross unrealized depreciation                       (615,991)
                                                         ----------
        Net unrealized appreciation                      $1,152,405
                                                         ==========

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------
At February 28, 1997, the Fund had one shareholder, Liberty Financial Companies who owned greater than 5% of the Fund's shares outstanding.

NOTE 6. COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
 Capital paid in                                          $16,939
 Accumulated net investment loss                             (110)
 Accumulated net realized loss                               (872)
 Net unrealized appreciation (depreciation) on:
 Investments                                                1,152
 Foreign currency transactions                                 (2)
                                                          -------
                                                          $17,107
                                                          =======

                              FINANCIAL HIGHLIGHTS


 Selected data for a share of each class outstanding throughout the period are as follows:

                                                                (Unaudited)
                                                          Six months ended February 28
                                                 --------------------------------------------------------
                                                                     1997
                                                 Class A         Class B         Class D          Class Z
                                                 -------         -------         -------          -------
Net asset value -
  Beginning of period                            $ 9.320         $ 9.300         $ 9.300          $ 9.320
                                                 -------         -------         -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss) (a)(b)                              (0.023)         (0.058)         (0.058)          (0.011)
Net realized and
unrealized gain (loss) (b)                         0.383           0.388           0.398            0.391
                                                 -------         -------         -------          -------
 Total from Investment
  Operations                                       0.360           0.330           0.340            0.380
                                                 -------         -------         -------          -------

Net asset value -
  End of period                                  $ 9.680         $ 9.630         $ 9.640          $ 9.700
                                                 =======         =======         =======          =======
Total return (d)(e)(f)                             3.86%           3.55%           3.66%            4.08%
                                                 =======         =======         =======          =======
RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                                    2.25%           3.00%           3.00%            2.00%
Net investment
 income (loss) (g)(h)                            (0.47)%         (1.22)%         (1.22)%          (0.22)%
Fees and expenses
 waived or borne by
 the Adviser/Administrator (g)(h)                  1.33%           1.33%           1.33%            1.33%
Portfolio turnover (f)                               32%             32%             32%              32%
Average commission rate                         $ 0.0054        $ 0.0054        $ 0.0054          $0.0054
Net assets at end
of period (000)                                  $ 7,977         $ 6,427         $ 1,412          $ 1,291

(a) Net of fees and expenses waived or borne by the Adviser/Administrator which
    amounted to:                                 $ 0.126         $ 0.126         $ 0.126          $ 0.126
(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund commenced investment operations on June 3, 1996.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

                                  Period ended August 31
                              -----------------------------
                                         1996 (c)
                  Class A          Class B          Class D           Class Z
                  -------          -------          -------           -------


                  $10.000          $10.000          $10.000           $10.000
                  -------          -------          -------           -------


                    0.016           (0.002)          (0.002)            0.021

                   (0.696)          (0.698)          (0.698)           (0.701)
                  -------          -------          -------           -------

                   (0.680)          (0.700)          (0.700)           (0.680)
                  -------          -------          -------           -------


                  $ 9.320          $ 9.300          $ 9.300           $ 9.320
                  =======          =======          =======           =======
                    (6.80)%          (7.00)%          (7.00)%           (6.80)%
                  =======          =======          =======           =======

                    2.25%            3.00%            3.00%             2.00%

                    0.62%          (0.13)%          (0.13)%             0.87%


                    5.16%            5.16%            5.16%             5.16%
                       3%               3%               3%                3%
                  $0.0049          $0.0049          $0.0049           $0.0049

                  $ 3,542          $ 2,654            $ 738           $ 1,166


                  $ 0.123          $ 0.123          $ 0.123           $ 0.123

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.

*Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ........... press 1

For account information ............................................. press 2

To speak to a Colonial representative ............................... press 3

For yield and total return information .............................. press 4

For duplicate statements or new supply of checks .................... press 5

To order duplicate tax forms and year-end statements ................ press 6
(February through May)

To review your options at any time during your call ................. press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 7:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Newport Tiger Cub Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Newport Tiger Cub Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Newport Tiger Cub Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[GRAPHIC OMITTED]

    COLONIAL
    MUTUAL FUNDS

    Mutual Funds for
    Planned Portfolios

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price &
Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C. S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board and Director, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            CF-03/450D-0297 M (4/97)